Exhibit 99.4

Matt Hagan Drives American Rebel Light Beer Funny Car to 2026 NHRA Brainerd Nationals Victory on FS1 National Broadcast and NHRA Funny Car Points Lead

Monday, 24 August 2026 11:45 PM

Topic:

Company Update

A True American Rebel Wins Again: Four-Time World Champion Matt Hagan Drives American Rebel Light Beer to Victory and the NHRA Funny Car Points Lead, Delivering Championship Momentum, National Television Exposure and Brand Visibility for American Rebel Light Beer & American Rebel Holdings (OTCID:AREB)

AMERICAN REBEL LIGHT BEER’S NHRA MOTORSPORTS PLATFORM CONTINUES TO DELIVER HIGH-OCTANE RESULTS, ACCELERATING BRAND MOMENTUM

NASHVILLE, TN AND BRAINERD, MN / ACCESS Newswire / August 24, 2026 / American Rebel Holdings, Inc. (OTC PINK:AREB), creator of American Rebel Light Beer, America’s Patriotic Beer, is celebrating another major victory as four-time NHRA Funny Car World Champion Matt Hagan powered the American Rebel Light Beer Dodge//SRT Hellcat Funny Car to the Winner’s Circle at the NHRA Brainerd Nationals.

The victory marks Hagan’s third win of the 2026 season and vaults him into the No. 1 position in the NHRA Funny Car championship standings heading into the prestigious NHRA U.S. Nationals in Indianapolis.

For American Rebel Light Beer, the win represents far more than a trophy. It highlights the continued success of the Company’s NHRA motorsports platform, which is generating national television visibility, extensive fan engagement, social media exposure and championship-caliber results through its NHRA sponsorships with Tony Stewart Racing and John Hall Racing.

WINNER’S CIRCLE RESULTS DRIVE NATIONAL EXPOSURE FOR AMERICAN REBEL LIGHT BEER

At Brainerd International Raceway, Matt Hagan put together one of his strongest performances of the season, defeating Jim Campbell, Chad Green, reigning World Champion Austin Prock and rookie Jordan Vandergriff to secure victory for the American Rebel Light Beer Funny Car team.

The win also included a significant career milestone as Hagan earned his 600th career round win, further cementing his place among the greatest Funny Car drivers in NHRA history.

Every round of competition generated valuable exposure for the American Rebel Light Beer brand as fans watched the distinctive red, white and blue American Rebel Funny Car compete at the highest level of professional drag racing.

The victory also showcased the strength of Tony Stewart Racing, the consistency of crew chief Mike Knudsen and team, and the power of the American Rebel Light Beer brand competing on one of NHRA’s biggest stages.

DON’T MISS THE WINNING RUN - CATCH THE NHRA BRAINERD NATIONALS FINALS THIS WEEK ON FS1 & FS2

Racing fans, NHRA fans and Matt Hagan fans have multiple opportunities this week to watch all the action and relive Matt Hagan’s incredible march to Victory Lane in the American Rebel Light Beer Dodge//SRT Hellcat Funny Car.

Tune In and Watch a True American Rebel Put the American Rebel Light Beer Funny Car in the Winner’s Circle

NHRA Brainerd Nationals Finals Replay Schedule

Tuesday, August 25, 2026

●	Finals (Re-Air) - 2:00 AM - 5:00 AM ET on FS2
●	Finals (Re-Air) - 9:00 AM - 12:00 PM ET on FS2

Wednesday, August 26, 2026

●	Finals (Re-Air) - 12:30 AM - 3:30 AM ET on FS1
●	Finals (Re-Air) - 9:00 AM - 12:00 PM ET on FS2

Check your local listings.

During the broadcasts, fans will see Matt Hagan and the American Rebel Light Beer team power through a stacked Funny Car field, earn Hagan’s historic 600th career round win, defeat reigning champion Austin Prock in the semifinals and ultimately drive to the Winner’s Circle while taking over the NHRA Funny Car championship points lead.

NATIONAL TELEVISION EXPOSURE CONTINUES TO DELIVER VALUE FOR AMERICAN REBEL HOLDINGS (OTC PINK:AREB)

The continued airing of NHRA national broadcasts on FOX Sports platforms extends the visibility of the American Rebel Light Beer brand far beyond race day.

Every replay, interview, highlight package, social media post and Victory Lane celebration continues generating impressions for American Rebel Light Beer while placing the brand in front of one of America’s most loyal and engaged fan bases.

As American Rebel Light Beer continues expanding its footprint across the country, the Company’s investment in premier motorsports properties featuring Matt Hagan, Leah Pruett, Tony Stewart Racing and John Hall Racing continues to generate meaningful brand awareness, fan engagement and national television exposure.

A TRUE AMERICAN REBEL DELIVERS UNDER PRESSURE

Matt Hagan continues to embody the values behind the American Rebel brand: hard work, determination, patriotism, resilience and an unwavering commitment to excellence.

With four NHRA Funny Car World Championships, more than 100 final-round appearances and now more than 600 career round wins, Hagan remains one of drag racing’s elite competitors and one of the most recognizable ambassadors for American Rebel Light Beer.

Following the victory, Hagan credited the entire Tony Stewart Racing organization and the partners that help make championship-caliber performances possible.

“This is very humbling because you never know what you’re going to get in Funny Car. I’m just very grateful that we have a great group of guys at TSR. We could have dialed a 3.94 or better every round and that is awfully consistent by Mike Knudsen, Phil Shuler, Alex Conaway and the whole crew. Hat’s off to them,” said Hagan.

“You can’t be doing this without the sponsors too like Andy Ross at American Rebel Light Beer, Jason Johnson at JHG and, of course, Dodge. It just takes everyone. It’s a small village that makes this happen day-to-day. Blood, sweat and tears at the end of the day makes it all worthwhile.”

“You can’t buy the championship. Tony Stewart has created that special environment, and everyone comes to work with a smile on their face. That is something I have never had in my career, and we have it at TSR now. It’s having a group that meshes well.”

For American Rebel Light Beer, Hagan’s victory represents more than a race win-it reflects the teamwork, perseverance and patriotic spirit that define both the American Rebel brand and the passionate NHRA fan community.

“Last week I said I planned to be in Victory Lane on Sunday afternoon with four-time World Champion Matt Hagan and the American Rebel Light Beer Funny Car celebrating a victory. Well, Mission Accomplished,” said Andy Ross, Chairman and CEO of American Rebel Holdings, Inc.

“Congratulations to Matt Hagan, Tony Stewart Racing, Mike Knudsen, the entire American Rebel Light Beer Funny Car team, Leah Pruett and everyone at TSR. Matt is a true American Rebel. He went out and delivered when it mattered most, earned his 600th career round win, took over the Funny Car points lead and put American Rebel Light Beer right where we wanted to be - in the Winner’s Circle.”

“Brainerd was everything we hoped it would be. We brought the party, we brought the beer, we spent the weekend with some of the greatest fans in motorsports, and on Sunday we celebrated in Victory Lane with Matt Hagan, raising a cold American Rebel Light Beer. That’s what this brand is all about - freedom, hard work, great racing, great fans and celebrating victories together.”

“The NHRA continues to be an incredible platform for American Rebel Light Beer and American Rebel Holdings. Every pass down the racetrack, every television broadcast on FS1 and FS2, every fan interaction and every Winner’s Circle celebration helps build our brand with patriotic Americans across the country.”

“To all the NHRA fans, Matt Hagan fans and American Rebel fans - make sure you tune in this week on FS1 and FS2 and watch a true American Rebel put the American Rebel Light Beer Funny Car in Victory Lane. Rebel Up!”

THE TONY STEWART RACING PARTNERSHIP CONTINUES TO PRODUCE RESULTS

Led by motorsports legend Tony Stewart, Tony Stewart Racing continues to provide American Rebel Light Beer with one of the most visible and successful sponsorship platforms in all of NHRA Drag Racing.

In addition to Hagan’s victory, Leah Pruett recorded another strong weekend performance. Pruett advanced to the semifinals and recorded a career-best speed exceeding 341 mph as she continues her pursuit of an NHRA Top Fuel championship.

Together, Hagan, Pruett and TSR continue to deliver tremendous visibility for American Rebel Light Beer.

AMERICAN REBEL’S NHRA PLATFORM FIRES ON ALL CYLINDERS

American Rebel Light Beer continues to maintain a growing presence across several NHRA categories through strategic racing partnerships.

Featured American Rebel Racing Ambassadors Include:

●	Four-Time NHRA Funny Car World Champion Matt Hagan
●	NHRA Top Fuel Championship Contender Leah Pruett
●	NASCAR Hall of Famer, IndyCar Champion and NHRA Team Owner Tony Stewart
●	NHRA Pro Stock Motorcycle Competitor John Hall

From Funny Car and Top Fuel to Pro Stock Motorcycle competition, American Rebel Light Beer continues to deliver visibility, excitement and authenticity to racing fans nationwide.

MOTORSPORTS FANS AND AMERICAN REBEL LIGHT BEER ARE A WINNING COMBINATION

The NHRA audience represents one of America’s most patriotic, loyal and brand-conscious fan bases.

American Rebel Light Beer was built around the same values that define many NHRA fans - freedom, faith, family, hard work and pride in the American way of life.

Whether fans are cheering from the grandstands, tuning in on FS1 and FS2, visiting the pits or celebrating in Victory Lane, American Rebel Light Beer continues to connect with consumers through authentic motorsports experiences.

FROM THE STARTING LINE TO THE SHAREHOLDER STORY

American Rebel Holdings (OTC PINK:AREB) continues to execute its strategy by aligning its flagship beer brand with premier motorsports properties capable of generating substantial consumer engagement and national visibility.

The combination of Matt Hagan’s victories, Leah Pruett’s championship pursuit, Tony Stewart’s leadership and John Hall’s ongoing competition in NHRA Pro Stock Motorcycle continues to strengthen the American Rebel brand while expanding awareness among millions of racing fans nationwide.

As the Company continues growing distribution and increasing consumer awareness, motorsports remains a core component of the American Rebel marketing platform.

AMERICAN REBEL’S MOMENTUM CONTINUES TO BUILD

From Victory Lane at Brainerd to national television broadcasts across the FOX Sports network, American Rebel Light Beer continues to connect with passionate racing fans throughout America.

As Matt Hagan pursues another NHRA World Championship and Tony Stewart Racing advances toward championship contention in multiple classes, American Rebel Holdings continues building a powerful national lifestyle and beverage brand supported by authentic motorsports partnerships and growing consumer recognition.

LOOKING AHEAD TO INDIANAPOLIS

Momentum is building as the NHRA Mission Foods Drag Racing Series heads to Indianapolis for the Cornwell Quality Tools NHRA U.S. Nationals, the sport’s most prestigious event.

With Matt Hagan leading the Funny Car championship standings, Leah Pruett remaining a Top Fuel contender and John Hall continuing to represent the brand in Pro Stock Motorcycle competition, American Rebel Light Beer enters the biggest race of the season with momentum, confidence and expanding national visibility.

CONGRATULATIONS TO MATT HAGAN, LEAH PRUETT, TONY STEWART, JOHN HALL, THE CREWS OF TONY STEWART RACING AND JOHN HALL RACING, AND ALL THE FANS WHO CONTINUE TO SUPPORT AMERICAN REBEL LIGHT BEER.

About American Rebel Light Beer

American Rebel Light Beer is a crisp, refreshing, all-natural, better-for-you premium light lager created for consumers who celebrate freedom, country music, motorsports, tailgates, backyard barbecues, patriotic festivals, and the American way of life. The brand is built around its signature statement: American Rebel Light Beer - America’s Patriotic, GOD FEARING, CONSTITUTION LOVING, NATIONAL ANTHEM SINGING, STAND YOUR GROUND BEER™. Brewed and co-packed by City Brewing, one of North America’s premier contract brewing partners, and facilitated through AlcSource, a leading beverage alcohol facilitator, American Rebel Light Beer brings the Company’s patriotic lifestyle brand into the beverage category with a fully scalable supply chain designed to support high-frequency social occasions and community-driven celebrations. The brand is built for the moments when Americans come together: Fourth of July celebrations, concerts, race weekends, sporting events, tailgates, military appreciation events, and patriotic gatherings across the country. As America celebrates its 250th birthday in 2026, American Rebel Light Beer is proud to be the beer patriotic Americans raise in honor of freedom. American Rebel Light Beer. It tastes like Freedom.

PUT A CAN IN YOUR HAND: A Better-For-You Premium Light Lager Built to Win

American Rebel Light Beer is brewed for beer drinkers who want a crisp, clean, easy-drinking domestic light lager with a “better for you” profile, aligned with a brand that proudly champions American patriotism. It’s the only BEER we’re DRINKIN’ ROUND HERE.

American Rebel Light Beer is proudly brewed for those who stand tall, stand proud, and celebrate the American spirit. Crafted with a 100% all-malt recipe and cold, extended fermentation, it delivers crisp taste, smooth drinkability, and brilliant clarity.

Product Metrics

●	Calories: 110 per 12 oz
●	Carbs: 4g per 12 oz
●	ABV: 4.2%
●	Recipe: All-malt; no adjuncts, corn syrups, or rice extracts
●	Process: Cold, extended fermentation
●	Brewed By: City Brewing Company, La Crosse, Wisconsin, in partnership with the AlcSource beverage innovation team

American Rebel Beverages | American Rebel Light Beer Distribution & Account Inquiries:

Todd Porter, President, American Rebel Beverages

tporter@americanrebelbeer.com

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. (OTC PINK:AREB) is America’s Patriotic Brand. The Company is a Nevada corporation with its principal executive offices in Nashville, Tennessee, and offers safes and security products, branded lifestyle merchandise, and American Rebel Light Beer. American Rebel is a diversified branded products and marketing company focused on freedom, patriotism, self-reliance, and the independent spirit. Through American Rebel Light Beer, Champion Safe, branded merchandise, live events, media appearances, and community-based activations, the Company is working to expand national brand recognition while strengthening the connection between consumer identity, product demand, and long-term shareholder value. American Rebel Beverages executes a premium brand marketer model - partnering with AlcSource as its beverage alcohol facilitator and City Brewing as its contract brewing and co-packing partner - providing the Company with a fully scalable, asset-light supply chain capable of fulfilling large regional and national chain orders as distribution coverage expands nationally. The Company believes its Champion Safe platform supports its broader mission by combining American Rebel’s brand platform with American-made safe manufacturing capabilities.

www.AmericanRebel.com  |  www.championsafe.com  |  www.americanrebelbeer.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, or trends and are not historical facts. These statements are often identified by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “potential,” “continue,” “could,” and similar expressions, or the negative of these terms. [Matt Hagan...ctory 2026 | Word]

Forward-looking statements in this press release include, without limitation, statements regarding:

●	The Company’s brand expansion strategy, including national visibility, consumer engagement, and anticipated marketing impact arising from its NHRA sponsorships, motorsports partnerships, televised race broadcasts, replay broadcasts, digital media exposure, and fan engagement initiatives.
●	The Company’s expectations regarding continued awareness, recognition, and consumer demand for American Rebel Light Beer generated through its relationships with Tony Stewart Racing, Matt Hagan, Leah Pruett, John Hall Racing, NHRA competition, and related promotional activities.

●	The Company’s expectations regarding the future competitive performance of Matt Hagan, Leah Pruett, Tony Stewart Racing, John Hall Racing, and other sponsored teams and athletes, including championship pursuits, future event participation, racing results, and continued visibility for the American Rebel Light Beer brand.
●	Statements regarding the anticipated promotional value, viewership, audience reach, and marketing benefits associated with FOX, FS1, FS2, NHRA broadcasts, replay broadcasts, streaming content, social media content, and other motorsports-related media coverage.
●	The Company’s expectations regarding expansion of American Rebel Light Beer distribution, retailer participation, consumer adoption, market penetration, and future account growth in existing and new markets.
●	Statements regarding the Company’s ability to leverage sponsorships, events, entertainment activities, media appearances, hospitality programs, and consumer activations to increase brand awareness and strengthen customer engagement.
●	The Company’s expectations regarding future financial performance, shareholder value creation, revenue growth, market expansion, product demand, and long-term business objectives.
●	Assumptions regarding consumer acceptance of American Rebel Light Beer, its patriotic positioning, lifestyle branding, marketing campaigns, and related promotional activities.
●	Assumptions regarding the Company’s ability to maintain and expand its scalable supply chain and distribution network through relationships with AlcSource, City Brewing, distributors, wholesalers, retailers, and other business partners.

These forward-looking statements also include comments made by Company representatives and racing partners regarding future racing performance, brand exposure, sponsorship benefits, fan engagement, championship opportunities, distribution growth, and market development, all of which are subject to uncertainties and risks.

Risks, Uncertainties, and Factors That May Cause Actual Results to Differ

Forward-looking statements are subject to numerous known and unknown risks, uncertainties, and assumptions that could cause actual results to differ materially from those projected. These risks include, but are not limited to:

●	Marketing and Sponsorship Risks: The effectiveness of motorsports sponsorships, racing partnerships, event activations, television broadcasts, replay broadcasts, and promotional campaigns may vary and may not produce anticipated brand awareness, consumer engagement, or sales results.
●	Media and Broadcast Risks: Television schedules, replay schedules, broadcast coverage, streaming availability, audience levels, and media exposure are controlled by third parties and are subject to modification, cancellation, interruption, or rescheduling.
●	Distribution and Retail Risks: The Company’s ability to expand distribution depends upon retailer acceptance, distributor relationships, competitive beverage industry conditions, product demand, and the Company’s ability to maintain sufficient supply and inventory levels.

●	Operational and Supply Chain Risks: The Company relies upon third-party partners, including AlcSource and City Brewing, for beverage facilitation, brewing, packaging, and supply chain support. Disruptions, delays, capacity constraints, quality issues, or regulatory matters could impact operations.
●	Event and Racing Risks: Future NHRA events and other motorsports activities are subject to weather, scheduling changes, operational issues, competition results, team performance, injuries, and other factors beyond the Company’s control.
●	Market Adoption and Consumer Preference Risks: Consumer acceptance of American Rebel Light Beer and the Company’s patriotic branding strategy may differ from expectations due to changing consumer preferences, competition, pricing pressures, economic conditions, or other market factors.
●	Regulatory and Compliance Risks: Changes in federal, state, or local laws, regulations, licensing requirements, taxation, advertising restrictions, or enforcement actions could affect the Company’s operations and financial results.
●	Economic and Industry Risks: Inflation, supply chain challenges, economic uncertainty, consumer spending patterns, commodity costs, labor availability, and competitive industry conditions may affect the Company’s performance.
●	Forward-Looking Assumptions: Statements regarding future brand growth, distribution expansion, retail placements, sponsorship benefits, consumer engagement, and shareholder value creation are based upon assumptions that may prove inaccurate.

No Obligation to Update

American Rebel Holdings, Inc. undertakes no obligation to update or revise any forward-looking statements contained in this press release, whether as a result of new information, future events, or otherwise, except as required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this release

Public Company Disclosure

As of August 24, 2026, American Rebel Holdings, Inc. (OTC PINK:AREB) has 30,817,562 shares of common stock outstanding.

General Disclosure Regarding Alcohol Products

American Rebel Light Beer is intended for adults 21 years of age and older. The Company encourages responsible consumption and compliance with all applicable laws governing the purchase, possession, and consumption of alcoholic beverages.

Third-Party Names, Trademarks, and Partnerships

References to Tony Stewart Racing, NHRA, FOX, FS1, Dodge//SRT, City Brewing, AlcSource, and other third-party organizations are for descriptive purposes only. All trademarks, logos, and brand names are the property of their respective owners. No endorsement or affiliation is implied beyond the sponsorships and partnerships expressly stated.

Investor Relations:

American Rebel Holdings, Inc.

ir@americanrebel.com info@americanrebel.com

American Rebel Light Beer is intended for adults 21 years of age and older. Please enjoy responsibly.

American Rebel Light Beer

America’s Patriotic Beer.

Watch the Replays. Celebrate the Win. Raise an American Rebel Light Beer to Matt Hagan and the American Rebel Funny Car Team.

SOURCE: American Rebel Holdings